Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.22J

TENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

Customer desires to use, and CSG agrees to provide, Configurable Lines of Business Functionality (“C-LOB Functionality”) for the Home Security Line of Business pursuant to the Agreement.  Therefore, Schedule F, Section IV. Ancillary Products and Services, Subsection G. titled “Configurable Lines of Business Functionality (‘C-LOB Functionality’)”, shall be amended to add a new Subsection G.1 entitled “C-LOB Functionality for the Home Security Line of Business” as follows:

G.1.C-LOB Functionality for the Home Security Line of Business (“C-LOB for HSN”)

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation Services (Note 1)	Per Request	Quote
2.C-LOB for HSN
a)******* Subscription Fee (per connected C-LOB for HSN subscriber) (Note 2) (Note 3)
▪Initial ******* Subscriber fee	*******	$******

▪******* Subscriber fee beginning ****** (**) ****** following the completion of  all CSG home security subscriber Market migrations to C-LOB for HSN.  Completion of all Market migrations is defined and includes ******** *** ******** *********** ********* ******** ********* **** ***** ******** ******** *********** ******** ************, and ******* *******.

	*******	$******
3.Complex Composite Services (per Complex Composite Service) (Note 4) (Note 5)	*******	$******

Note 1: The specific terms of the implementation services shall be set forth in a mutually agreed upon Statement of Work.

Note 2: CSG will provide C-LOB for HSN, at ** ****** ** ********, for up to ******* ********** ****** of processing.  This **** processing must be used within the first ****** (**) ****** after the first subscriber is activated on the system.  Any remaining **** ********** ***** not used after ***** ****** (**) in association with C-LOB for HSN will be ********* and CSG will begin billing per Section 2.a) above, at which time such subscribers will be counted as Connected Subscribers.  To clarify, upon expiration of the ******* ********** ****** of **** processing, CSG will invoice and Customer will be responsible for payment of either the ****** Subscriber fee (in the event completion of all Market migration to C-LOB for HSN as identified above has occurred) or the ******* ******* Subscriber fee.  In addition to the fees provided above, the existing BSC for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services listed in Section I.A of Schedule F of the Agreement will apply to the accounts associated with C-LOB for HSN.

Note 3: For clarification purposes, the ******* Subscription Fee, as set forth in Section 2.a) above, shall include processing for up to one (1) Complex Composite Service per connected C-LOB for HSN subscriber, per ***** for ** ********** ****.

Note 4: Complex Composite Services shall mean a primary service that is stored on CSG’s Provisioning Data Base (PDB).  A primary service shall mean a parent service that may or may not have children services.

Note 5: The fee listed above shall be charged for *** (*) or more Complex Composite Service per connected C-LOB for HSN subscriber, *** *****.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note:  CSG shall not be required to process C-LOB for HSN subscribers until the Customer configured line of business is approved by CSG for processing and the Parties enter into a mutually agreed upon Statement of Work for implementation and analysis of the configured line of business.

As a point of clarification, the C-LOB for HSN cannot be used for Video, High-Speed Data, Residential Voice Services, ACP Commercial or ACP Wireless.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: /s/ Peter E Kalan
Name: Peter Kiriacoulacos	Name: Peter E. Kalan
Title: Chief Procurement Officer	Title: President & CEO
Date: 3-23-14	Date: September 20, 2014